UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2024 (June 3, 2024)

FORTUNE VALLEY TREASURES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55555	32-0439333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

16th Floor, Building 2, A+Building 139 Liansheng Road, Humen Town Dongguan, Guangdong Province, China	523000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) (769) 8572 9133

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2024, Mr. Yumin Lin tendered his resignation as a member of the board of directors (the “Board”) and Chief Executive Officer of Fortune Valley Treasures, Inc. (the “Company”) due to personal reasons. The Board accepted the resignation of Mr. Lin. Mr. Lin’s resignation was not the result of any disagreement with the Company, the Company’s management or the Board.

Effective June 6, 2024, the Board elected Mr. Yuwen Li to serve as a director and Chairman of the Board. Effective June 6, 2024, the Board appointed Mr. Li as the Chief Executive Officer of the Company. In connection with such appointment, Mr. Li has resigned from other executive positions he previously held with subsidiaries of the Company.

Yuwen Li has served as the chairman of the board of directors of Dongguan Xixingdao Technology Co., Ltd., a subsidiary of the Company, since October 2019. In that role, he oversees management and overall operations of the company. He built an efficient management team and guided its management in successfully completing multiple major projects and creating significant economic benefits for the company. Mr. Li had also served as the chief operating officer of Qianhai DaXingHuaShang Investment (Shenzhen) Co., Ltd. (“QHDX”), a subsidiary of the Company, from August 2022 to May 2024 and as the chief technology officer of QHDX from March 2021 to July 2022, where he participated in the company’s major decisions, executed corporate development strategies, supervised corporate compliance and led major company projects and business expansions. Mr. Li received his Associate’s degree in Marketing from Jimei University of Finance and Economics in Xiamen, China.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Employment Agreement between Yuwen Li and Fortune Valley Treasures, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FORTUNE VALLEY TREASURES, INC.

Dated: June 7, 2024	By:	/s/ Kaihong Lin
	Name:	Kaihong Lin
	Title:	Chief Financial Officer